UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT  July 14, 2004

                             Commission file number:
                                     0-22923


                           INTERNATIONAL ISOTOPES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Texas                              74-2763837
       ------------------------       ------------------------------------
       (State of incorporation)       (IRS Employer Identification Number)


           4137 Commerce Circle, Idaho Falls, Idaho          83401
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)


                                 (208) 524-5300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.  Other events and Regulation FD Disclosure.

         On July 14, 2004 the registrant issued a press release reporting that it had received approximately $780,000 in proceeds from the exercise of warrants.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99       Press Release dated July 14, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   International Isotopes Inc.
                                   (Registrant)



                                   By:  /s/ Steve T. Laflin
                                        -------------------------------------
                                        Steve T. Laflin
                                        President and Chief Executive Officer
Date:  July 14, 2004









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